                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 21, 2006

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                    HONDA AUTO RECEIVABLES 2003-3 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

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            DELAWARE                  333-51204-03                 06-6534779
       (STATE OR OTHER          (COMMISSION FILE NUMBER)        (I.R.S EMPLOYER
 JURISDICTION OF INCORPORATION)                              IDENTIFICATION NO.)

     AMERICAN HONDA RECEIVABLES CORP.
           20800 MADRONA AVENUE
               TORRANCE, CA                                      90503
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 971-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

On June 21, 2006, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and
Servicing Agreement, dated as of August 1, 2003 (the "Agreement"), between
American Honda Receivables Corp., as Seller, American Honda Finance Corporation,
as Servicer, and Honda Auto Receivables 2003-3 Owner Trust, a Delaware statutory trust, as Issuer, were distributed to holders ("Noteholders") of notes issued by
Honda Auto Receivables 2003-3 Owner Trust. In accordance with the Agreement, the
Servicer's Certificate, as defined in the Agreement, was furnished to Deutsche
Bank Trust Company Americas, as Indenture Trustee (the "Indenture Trustee") for
the benefit of the Noteholders and, as such, was distributed by the Indenture
Trustee to the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 20 to this Current Report on Form 8-K.

ITEM 9.01 (d). EXHIBIT 20

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HONDA AUTO RECEIVABLES 2003-3 OWNER TRUST
                                     BY: AMERICAN HONDA FINANCE CORPORATION,
                                     AS SERVICER

                                     By:  /s/ Paul C. Honda
                                        ----------------------------------------
                                        Paul C. Honda

Date: June 21, 2006                     Assistant Vice President,
                                        Assistant Secretary
                                        and Compliance Officer

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